Exhibit 99.1

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                          SALE AND SERVICING AGREEMENT


                                      among


                           JOHN DEERE OWNER TRUST 2006

                                 Issuing Entity


                          JOHN DEERE RECEIVABLES, INC.

                                     Seller


                                       and


                         JOHN DEERE CAPITAL CORPORATION

                                    Servicer




                            Dated as of June 15, 2006



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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   Definitions

SECTION 1.01 Definitions.......................................................1
SECTION 1.02 Other Definitional Provisions....................................15
SECTION 1.03 Calculations.....................................................16

                                   ARTICLE II

                            Conveyance of Receivables

SECTION 2.01 Conveyance of Receivables........................................16
SECTION 2.02 Waiver...........................................................17

                                   ARTICLE III

                                 The Receivables

SECTION 3.01 Representations and Warranties of Seller.........................17
SECTION 3.02 Repurchase by Seller upon Breach.................................17
SECTION 3.03 Custody of Receivable Files......................................18
SECTION 3.04 Duties of Servicer as Custodian..................................19
SECTION 3.05 Instructions; Authority to Act...................................19
SECTION 3.06 Custodian's Indemnification......................................19
SECTION 3.07 Effective Period and Termination.................................20

                                   ARTICLE IV

                   Administration and Servicing of Receivables

SECTION 4.01 Duties of Servicer...............................................20
SECTION 4.02 Collection of Receivable Payments................................21
SECTION 4.03 Realization upon Receivables.....................................21
SECTION 4.04 Physical Damage Insurance........................................22
SECTION 4.05 Maintenance of Security Interests in Financed Equipment..........22
SECTION 4.06 Covenants of Servicer............................................22
SECTION 4.07 Purchase by Servicer of Receivables upon Breach..................22
SECTION 4.08 Servicing Fee....................................................22
SECTION 4.09 Servicer's Certificate...........................................23
SECTION 4.10 Annual Statement as to Compliance; Notice of Default.............23
SECTION 4.11 Report on Assessment of Compliance and Annual
      Independent Certified Public Accountants' Report........................23
SECTION 4.12 Access to Certain Documentation and Information
      Regarding Receivables...................................................24

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SECTION 4.13 Servicer Expenses................................................24
SECTION 4.14 Appointment of Sub-Servicer......................................24

                                    ARTICLE V

                         Distributions; Reserve Account;
               Statements to the Certificateholder and Noteholders

SECTION 5.01 Establishment of Trust Accounts..................................26
SECTION 5.02 Collections......................................................29
SECTION 5.03 Additional Deposits..............................................29
SECTION 5.04 Distributions....................................................29
SECTION 5.05 Reserve Account..................................................31
SECTION 5.06 Statements to the Certificateholder and Noteholders..............31
SECTION 5.07 Net Deposits.....................................................33

                                   ARTICLE VI

                                   The Seller

SECTION 6.01 Representations of Seller........................................33
SECTION 6.02 Corporate Existence..............................................34
SECTION 6.03 Liability of Seller; Indemnities.................................35
SECTION 6.04 Merger or Consolidation of, or Assumption of the
      Obligations of, Seller..................................................36
SECTION 6.05 Limitation on Liability of Seller and Others.....................36
SECTION 6.06 Seller May Own Notes; Retention of the Certificate...............37
SECTION 6.07 Right of Seller to Repurchase Receivables........................37

                                   ARTICLE VII

                                  The Servicer

SECTION 7.01 Representations of Servicer......................................37
SECTION 7.02 Indemnities of Servicer..........................................38
SECTION 7.03 Merger or Consolidation of, or Assumption of the
      Obligations of, Servicer................................................40
SECTION 7.04 Limitation on Liability of Servicer and Others...................41
SECTION 7.05 JDCC Not to Resign as Servicer...................................41
SECTION 7.06 Servicer to Act as Administrator.................................42

                                  ARTICLE VIII

                                     Default

SECTION 8.01 Servicer Default.................................................42
SECTION 8.02 Appointment of Successor.........................................43
SECTION 8.03 Notification to Noteholders and the Certificateholder............44
SECTION 8.04 Waiver of Past Defaults..........................................44

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                                   ARTICLE IX

                                   Termination

SECTION 9.01 Optional Purchase of All Receivables and Termination.............44

                                    ARTICLE X

                            Miscellaneous Provisions

SECTION 10.01 Amendment.......................................................46
SECTION 10.02 Protection of Title to Trust....................................47
SECTION 10.03 Notice..........................................................49
SECTION 10.04 Assignment......................................................49
SECTION 10.05 Limitations on Rights of Others.................................49
SECTION 10.06 Severability....................................................49
SECTION 10.07 Separate Counterparts...........................................49
SECTION 10.08 Headings........................................................50
SECTION 10.09 Governing Law...................................................50
SECTION 10.10 Assignment to Indenture Trustee.................................50
SECTION 10.11 Nonpetition Covenants...........................................50
SECTION 10.12 Limitation of Liability of Owner Trustee and
      Indenture Trustee.......................................................50
SECTION 10.13 Additional Securities...........................................51


SCHEDULES

SCHEDULE A  -  Schedule of Receivables
SCHEDULE B  -  Location of Receivable Files
SCHEDULE C  -  List of Fiscal Months
SCHEDULE D  -  Servicer's Certificate
SCHEDULE E  -  Statement to Certificateholder
SCHEDULE F  -  Statement to Noteholders
SCHEDULE G  -  Payment and Deposit Instructions to Indenture Trustee

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         This SALE AND SERVICING AGREEMENT dated as of June 15, 2006, among JOHN
DEERE OWNER TRUST 2006, a Delaware statutory trust (the "Issuing Entity"), JOHN DEERE RECEIVABLES, INC., a Nevada corporation (the "Seller"), and JOHN DEERE CAPITAL CORPORATION, a Delaware corporation ("JDCC" or the "Servicer").

         WHEREAS the Issuing Entity desires to purchase a portfolio of receivables arising in connection with agricultural and construction equipment retail installment sale and loan contracts generated by JDCC in the ordinary course of business;

         WHEREAS the Seller has purchased such receivables from JDCC and desires to sell such receivables to the Issuing Entity; and

         WHEREAS JDCC desires to service such receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         SECTION 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Administration Agreement" means the Administration Agreement dated as of June 15, 2006 among the Trust, JDCC, as Administrator, and The Bank of New York, as indenture trustee, as the same may be amended and supplemented from time to time.

         "Administration Fee" means the fee payable to the Administrator pursuant to Section 3 of the Administration Agreement.

         "Administrator" means the administrator under the Administration Agreement.

         "Agreement" means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

         "Amount Financed" with respect to a Receivable means the amount advanced under the Receivable toward the purchase price of the related Financed Equipment and any related costs.

         "Annual Percentage Rate" or "APR" of a Receivable means the fixed annual rate of finance charges specified in the related Contract.

         "Certificate" means the Certificate (as defined in the Trust
Agreement).

         "Certificate Balance" equals, initially, and, on each day thereafter, equals the initial Certificate Balance reduced by all amounts allocable to principal previously distributed to the Certificateholder.


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         "Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

         "Certificateholder" has the meaning assigned to such term in the Trust Agreement.

         "Certificate Monthly Principal Distributable Amount" means (a) zero on any Payment Date on which the outstanding principal balance of the Notes has not been reduced to zero after taking into account distributions on such Payment Date and (b) on each Payment Date on and after the Payment Date on which the outstanding principal balance of the Notes is reduced to zero, an amount equal to the Principal Distributable Amount minus the principal payment, if any, on the Notes on such Payment Date.

         "Class A-1 Note Final Payment Date" means July 13, 2007.

         "Class A-1 Note Interest Rate" means a rate per annum equal to 5.36417%.

         "Class A-1 Notes" means the Class A-1 Notes (as defined in the Indenture).

         "Class A-2 Note Final Payment Date" means November 17, 2008.

         "Class A-2 Note Interest Rate" means a rate per annum equal to 5.41%.

         "Class A-2 Notes" means the Class A-2 Notes (as defined in the Indenture).

         "Class A-3 Note Final Payment Date" means July 15, 2010.

         "Class A-3 Note Interest Rate" means a rate per annum equal to 5.38%.

         "Class A-3 Notes" means the Class A-3 Notes (as defined in the Indenture).

         "Class A-4 Note Final Payment Date" means June 17, 2013.

         "Class A-4 Note Interest Rate" means a rate per annum equal to 5.39%.

         "Class A-4 Notes" means the Class A-4 Notes (as defined in the Indenture).

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01.

         "Collection Period" means, with respect to the first Payment Date, the period from the Cut-off Date through the Fiscal Month ending on June 25, 2006 and, with respect to each subsequent Payment Date, the Fiscal Month ending immediately preceding such Payment Date. Any amount stated "as of the close of business on the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day:
(1) all applications of collections and (2) all distributions to be made on the following Payment Date.

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         "Commission" means the United States Securities and Exchange
Commission.

         "Contract" means an agricultural or construction equipment retail installment sale or loan contract.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of the execution of this Agreement is located at 101 Barclay Street, New York, New York 10286, Attention: Asset Backed Finance Unit; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Seller).

         "Current Principal Distribution Amount" means, with respect to any Payment Date, an amount equal to the Note Value at the beginning of the related Collection Period less the Note Value at the end of that Collection Period.

         "Cut-off Date" means May 28, 2006.

         "Dealer" means the dealer who sold an item of Financed Equipment securing a Receivable.

         "Deere" means Deere & Company, a Delaware corporation, and its successors.

         "Delinquent" means a Scheduled Payment determined by the Servicer to be past due in accordance with its normal practices, subject to Article IV relating to the administration and servicing of the Receivables.

         "Delivery" when used with respect to Trust Account Property the perfection and priority in which is governed by Article 8 of the UCC or the Federal Book-Entry Regulations means:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(47) of the UCC (other than certificated securities) and are susceptible to physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Property to the Indenture Trustee or its nominee or custodian free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof (i) by physical delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, (ii) by physical delivery of such certificated security in

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     registered form to a "securities intermediary" (as defined in Section
     8-102(a)(14) of the UCC) acting on behalf of the Indenture Trustee if the certificated security has been specially endorsed to the Indenture Trustee by an effective endorsement;

          (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the identification by the Federal Reserve Bank of such book-entry certificates on its records being credited to the securities intermediary's Participant's securities account; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (d) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (c) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee, or by another Person (not a securities intermediary) either becoming the registered owner of the uncertificated security on behalf of the Indenture Trustee, or having become the registered owner, acknowledging that it holds for the Indenture Trustee, or the issuer thereof agreeing that it will comply with instructions originated by the Indenture Trustee without further consent of the registered owner thereof;

          (e) with respect to a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) to the extent not covered by paragraphs (a) through
     (d) above, if a securities intermediary (i) indicates by book entry that such financial asset has been credited to the Indenture Trustee's "securities account" (as defined in Section 8-501(a) of the UCC), (ii) receives a financial asset from the Indenture Trustee or acquires a financial asset for the Indenture Trustee, and in either case, accepts it for credit to the Indenture Trustee's securities account, (iii) becomes obligated under other law, regulation or rule to credit a financial asset to the Indenture Trustee's securities account, or (iv) has agreed that it will comply with "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Indenture Trustee without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC); and

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          (f) in each case of delivery contemplated herein, the Indenture
     Trustee shall make appropriate notations on its records, and shall cause same to be made on the records of its nominees, indicating that securities are credited to the appropriate Trust Account and held in trust pursuant to and as provided in this Agreement.

         "Depositor" means the Seller in its capacity as Depositor under the Trust Agreement.

         "Determination Date" means, with respect to any Payment Date, the third Business Day prior to such Payment Date.

         "Eligible Deposit Account" means either (a) a segregated trust account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the unsecured debt obligations of such depository institution shall have a credit rating from each of Moody's and Standard & Poor's in one of its generic rating categories which signifies investment grade.

         "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee or the Owner Trustee, or (b) a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), (1)(i) which has either (A) a long-term unsecured debt rating of AAA or better by Standard & Poor's and Aaa or better by Moody's or (B) a short-term unsecured debt rating or a certificate of deposit rating of A-1+ by Standard & Poor's and P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC or (2)(i) the parent of which has a long-term or short-term unsecured debt rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC. If so qualified, the Indenture Trustee, the Owner Trustee, U.S. Bank Trust National Association or The Bank of New York may be considered an Eligible Institution for the purposes of clause (b) of this definition.

         "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of Standard & Poor's and Moody's, in the highest investment category granted thereby:

                                       5


          (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of Standard & Poor's and Moody's in the highest investment category granted thereby;

          (d) investments in money market funds having a rating from each of Standard & Poor's and Moody's in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

          (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

          (g) any other investment permitted by each of the Rating Agencies in writing; provided, however, that if an investment would be an Eligible Investment solely by virtue of clause (b), (c), (d), (e) or (f) and has a remaining maturity of more than 30 days at the time of its acquisition by the Indenture Trustee, then such investment shall be an Eligible Investment only if the long-term unsecured debt rating of the obligor on such investment is at least A-1 from Moody's and at least A+ by S&P.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Face Amount" means with respect to a Receivable as of the close of business on the last day of a Collection Period, the gross amount of all unpaid installments scheduled to be paid on each contract, including unearned finance and other charges.

         "FDIC" means the Federal Deposit Insurance Corporation.

         "Financed Equipment" means an item of agricultural, construction or forestry equipment, together with all accessions thereto, which was purchased by an Obligor pursuant to the terms of the related Contract and securing such Obligor's indebtedness under the respective Receivable.

         "Fiscal Month" means a fiscal month specified in Schedule C, as may be amended from time to time by the delivery by the Servicer to the Seller, the Owner Trustee and the Indenture Trustee of a new Schedule C hereto listing the fiscal months; provided that the fiscal months on any such new Schedule C shall have the ranges of number of days generally similar to the ranges of the number of days in the fiscal months set forth in the original Schedule C hereto and shall not result in a Collection Period that does not allow the Servicer a sufficient amount of time to perform the calculations required of it hereunder in respect of such Collection Period prior to the related Determination Date.

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         "Form 10-D Disclosure Item" shall mean with respect to any Person, any litigation or governmental proceedings pending against such Person, or any of the Trust, the Depositor, the Indenture Trustee, the Owner Trustee or the Servicer if such Person has actual knowledge thereof, in each case that would be material to the Noteholders.

         "Form 10-K Disclosure Item" shall mean with respect to any Person, (a) any Form 10-D Disclosure Item and (b) any affiliations or relationships between such Person and any Item 1119 Party to the extent such Person has actual knowledge thereof.

         "Indenture" means the Indenture dated as of June 15, 2006, between the Issuing Entity and the Indenture Trustee, as the same may be amended and supplemented from time to time.

         "Indenture Trustee" means The Bank of New York solely in its capacity as indenture trustee under the Indenture and not in its individual capacity, its successors in interest and any successor indenture trustee under the Indenture.

         "Initial Pool Balance" means the Pool Balance as of the Cut-off Date, which is $800,383,151.40.

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Investment Earnings" means, with respect to any Payment Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on such Payment Date pursuant to Section 5.01(b).

         "Item 1119 Party" shall mean the parties specified in Item 1119 of Regulation AB, which include the Issuing Entity, the Seller, the Servicer, the Sub-Servicer, the Indenture Trustee, each Subcontractor and the Owner Trustee.

         "JDCC" means John Deere Capital Corporation, a Delaware corporation, and its successors.

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         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens which attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

         "Liquidated Receivable" means any Receivable liquidated by the Servicer through the sale or other disposition of the Financed Equipment or which the Servicer has determined to charge-off without realizing upon the Financed Equipment.

         "Liquidation Proceeds" means, with respect to any Liquidated Receivable, the moneys collected in respect thereof, from whatever source (including the proceeds of insurance policies with respect to the related Financed Equipment or Obligor but excluding any amounts from Dealer reserves) on a Liquidated Receivable during the Fiscal Month in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

         "Moody's" means Moody's Investors Service, Inc., or its successor.

         "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01.

         "Note Interest Rate" means the per annum interest rate borne by a Note.

         "Note Monthly Principal Distributable Amount" means, for any Payment Date, the Principal Distributable Amount; provided, that the Note Monthly Principal Distributable Amount shall not exceed the aggregate outstanding principal balance of the Notes; provided, further, that on (i) the Class A-1 Note Final Payment Date, the Note Monthly Principal Distributable Amount will at least equal the outstanding principal balance of the Class A-1 Notes, (ii) the Class A-2 Note Final Payment Date, the Note Monthly Principal Distributable Amount will at least equal the outstanding principal balance of the Class A-2 Notes, (iii) the Class A-3 Note Final Payment Date, the Note Monthly Principal Distributable Amount will at least equal the outstanding principal balance of the Class A-3 Notes and (iv) the Class A-4 Note Final Payment Date, the Note Monthly Principal Distributable Amount will at least equal the outstanding principal balance of the Class A-4 Notes.

         "Note Value" means, with respect to any day, the present value of the unpaid Scheduled Payments on the Receivables, discounted at an annual rate equal to 7.45%. For purposes of calculating Note Value, in the case of a defaulted
Receivable: (a) prior to the time at which such defaulted Receivable becomes a Repossessed Receivable or a 180-day Receivable, the Scheduled Payments on such Receivable will be computed based on the amounts that would have been the Scheduled Payments had such default not occurred; (b) at the earlier of the time at which such defaulted Receivable becomes a Repossessed Receivable or a 180-day Receivable, the amount added to the Note Value with respect to such Receivable will be the estimated realizable value of such Receivable, as determined by the Servicer in accordance with its normal servicing procedures and (c) after the time such defaulted Receivable becomes a Liquidated Receivable, and after the payment of a Purchase Amount in respect of a Purchased Receivable, there shall be deemed to be no Scheduled Payments due on such Receivable.

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


         "Noteholders' Distributable Amount" means, with respect to any Payment Date, the sum of (a) the accrued and unpaid interest on the Notes for such Payment Date and (b) the Note Monthly Principal Distributable Amount.

         "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

         "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Equipment and any other Person who owes payments under the Receivable.

         "Officers' Certificate" means a certificate signed by (a) the chairman of the board, the president, any vice president, the treasurer or any assistant treasurer and (b) the secretary or any assistant secretary of the Seller or the Servicer, as appropriate.

         "180-day Receivable", with respect to any Collection Period, means any Receivable as to which a Scheduled Payment is 180 days or more Delinquent by the last day of such Collection Period and which has not become a Liquidated Receivable or a Repossessed Receivable; provided that a Receivable shall cease to be a 180-day Receivable if the Servicer subsequently receives payment in full of each Scheduled Payment that was previously 180 days or more Delinquent on such Receivable.

         "Opinion of Counsel" means one or more written opinions of counsel who may be an employee of or counsel to the Seller or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

         "Owner Trust Estate" has the meaning assigned to such term in the Trust Agreement.

         "Owner Trustee" means U.S. Bank Trust National Association in its capacity as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         "Payment Date" means the 15th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 17, 2006; provided, however, that if any Class A-1 Notes are outstanding after the Payment Date in June 2007, Payment Date shall also mean, solely in the context of determining the date for final payment of the Class A-1 Notes and the interest accrual period for the Class A-1 Notes from the Payment Date in June 2007 to but excluding such final payment, the Special Payment Date.

         "Pool Balance" as of the close of business on the last day of a Collection Period, means the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables) less the aggregate Write-Down Amount as of the last day of such Collection Period.

         "Pool Face Amount" as of the close of business on the last day of a Collection Period, means the aggregate Face Amount of the Receivables (excluding Purchased Receivables and Liquidated Receivables) less the aggregate Write-Down Amount as of the last day of such Collection Period.

         "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of (i) that portion of all Scheduled Payments paid on or prior to such day allocable to principal using the actuarial method, (ii) any payment of the Purchase Amount with respect to the Receivable purchased by the Servicer or repurchased by the Seller and allocable to principal, and (iii) any prepayment in full or any partial prepayments applied to reduce the Principal Balance of the Receivable.

         "Principal Carryover Shortfall" means, with respect to any Payment Date, the excess of (i) the Principal Distributable Amount for the immediately preceding Payment Date over (ii) the amount that was actually deposited into the Note Distribution Account and the Certificate Distribution Account, if applicable, on account of principal on such immediately preceding Payment Date.

         "Principal Distributable Amount" means, with respect to any Payment Date, the sum of (i) the Current Principal Distribution Amount for such Payment Date and (ii) the Principal Carryover Shortfall for such Payment Date.

         "Purchase Agreement" means the Purchase Agreement dated as of June 15, 2006, between the Seller and JDCC, as the same may be amended and supplemented from time to time.

         "Purchase Amount" means with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full the Receivable under the terms thereof including interest to the last day of such Collection Period.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 4.07 or repurchased as of such time by the Seller pursuant to Section
3.02 or 6.07.

         "Rating Agencies" means Moody's and Standard & Poor's. If no such organization or successor is in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days (or such shorter period that is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

         "Receivable" means any retail installment sale or loan contract listed on Schedule A hereto.

         "Receivable Files" means the documents specified in Section 3.03.

         "Recoveries" means, with respect to any Liquidated Receivable, monies collected in respect thereof, from whatever source (other than any amounts from Dealer reserves) after the Fiscal Month in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

         "Regulation AB" means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         "Regulation S-X" means Regulation S-X, 17 C.F.R.
ss.ss.210.1-01--210.12-29, as such may be amended from time to time, and subject to such clarification and interpretation as may be provided by the Commission or its staff from time to time.

         "Reportable Event" shall mean any event required to be reported on Form 8-K, and in any event, the following:

         (a) entry into a definitive agreement related to the Trust, the Notes or the Receivables, or an amendment to a transaction document, even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

         (b) termination of a transaction document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

         (c) with respect to the Servicer only, the occurrence of a Servicer Default;

         (d) the resignation, removal, replacement, substitution of the Indenture Trustee or the Owner Trustee;

         (e) with respect to the Indenture Trustee only, a required distribution to holders of the Notes is not made as of the required Payment Date under the Indenture; and

         (f) with respect to the Servicer only, if the Servicer becomes aware of any bankruptcy or receivership of the Seller, the Depositor, the Indenture Trustee, the Owner Trustee, any enhancement or support provider contemplated by
Item 1114(b) or 1115 of Regulation AB, or other material party contemplated by
Item 1101(d)(1) of Regulation AB.

         "Reporting Subcontractor" shall mean any Subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

         "Repossessed Receivable", with respect to any Collection Period, means any defaulted Receivable as to which the Financed Equipment securing such defaulted Receivable has been repossessed by the last day of such Collection Period.

         "Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.01.

         "Reserve Account Initial Deposit" means, with respect to the Closing Date, $10,031,378.

         "Scheduled Payment" on a Receivable, means the scheduled periodic payment of principal and interest required to be made by the Obligor.

         "Seller" means John Deere Receivables, Inc., a Nevada corporation, and its successors in interest to the extent permitted hereunder.

         "Servicer" means JDCC, as the servicer of the Receivables, and each successor to JDCC (in the same capacity) pursuant to Section 7.03 or 8.02.

         "Servicer Default" means an event specified in Section 8.01.

         "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Schedule D.

         "Servicing Criteria" shall mean the "servicing criteria" set forth in
Item 1122(d) of Regulation AB.

         "Servicing Fee" means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to Section 4.08.

         "Servicing Fee Rate" means 1.00% per annum.

         "Special Payment Date" means July 13, 2007 with respect to the Class A-1 Notes only if any of the Class A-1 Notes are outstanding after the Payment Date in June 2007.

         "Specified Reserve Account Balance" means, except as otherwise provided in the following paragraph, with respect to any Payment Date, the lesser of (a) $12,037,654, which is 1.50% of the initial Note Value and (b) the outstanding principal amount of the Notes immediately preceding such Payment Date less the Note Monthly Principal Distributable Amount to be deposited in the Note Distribution Account on such Payment Date. However, if (i) the Specified Reserve Reduction Trigger is met on the Payment Date in June 2008, the percentage in clause (a) above will be reduced to 1.25% on such Payment Date and shall remain at such percentage for each payment date thereafter unless further reduced on the Payment Date in December 2008 as provided herein; and/or (ii) the Specified Reserve Reduction Trigger is met on the Payment Date in December 2008, the percentage in clause (a) above will be reduced to 1.15% on such Payment Date (regardless of whether the Specified Reserve Reduction Trigger was met on the Payment Date in June 2008) and shall remain at such percentage for each Payment Date thereafter.

         Upon payment of all interest and principal due on the Notes, the Specified Reserve Account Balance shall be zero. The Specified Reserve Account Balance may be reduced or the definition otherwise modified without the consent of the Noteholders and the

Certificateholder provided that the Rating Agencies confirm in writing that such reduction or modification will not result in the reduction or withdrawal of the then current rating of any class of the Notes and provided, further, the Owner Trustee obtains an Opinion of Counsel confirming that the reduction or modification will not change the tax classification of the Notes as indebtedness. The definitions of certain terms used in the definition of Specified Reserve Account Balance are set forth below.

                  "Average Delinquency Ratio" means, as of any Payment Date, the average of the Delinquency Ratios for the three immediately preceding Collection Periods.

                  "Average Delinquency Ratio Test" for the Payment Date occurring in a month specified below will be met if the Average Delinquency Ratio for such payment date is less than the percentage specified opposite such payment date:


                      Payment Date                       Percentage
                      ------------                       ----------
                      June 2008                             3.50%
                      December 2008                         4.50%


                  "Delinquency Ratio" for any Collection Period means the ratio, expressed as a percentage of (a) the aggregate amount of all Scheduled Payments in respect of Receivables that are 60 days or more past due (other than Purchased Receivables and Liquidated Receivables) as of the end of such Collection Period, determined in accordance with the Servicer's normal practices and procedures, to (b) the Pool Balance as of the last day of such Collection Period.

                  "Cumulative Net Loss Ratio" means, for any Payment Date, the ratio, expressed as a percentage, of (a) the aggregate Realized Losses on the Receivables from the Cut-Off Date through the last day of the Collection Period immediately preceding such Payment Date to (b) the Initial Pool Balance.

                  "Cumulative Net Loss Ratio Test" for the Payment Date occurring in a month specified below will be met if the Cumulative Net Loss Ratio for such Payment Date is less than the percentage specified opposite such Payment Date:


                      Payment Date                       Percentage
                      ------------                       ----------
                      June 2008                            0.55%
                      December 2008                        0.65%


                  "Realized Losses" means, for any Collection Period, the sum of
         (a) in the case of each Receivable that became a Liquidated Receivable during such Collection Period, the difference between (i) and (ii), where (i) is the Principal Balance plus accrued and unpaid interest on such Receivable less the Write-Down Amount for such Receivable (if such Receivable was a 180-day Receivable or Repossessed Receivable at the time such Receivable became a Liquidated

         Receivable), if any, and (ii) is the Liquidation Proceeds received with respect to such Receivable during such Collection Period, (b) in the case of any Receivable that became a 180-day Receivable or Repossessed Receivable during such Collection Period, the Write-Down Amount, if any, for such Receivable and (c) in the case of each other 180-day Receivable or Repossessed Receivable, the amount of the adjustment, if any, to the Write-Down Amount for such Receivable.

                  "Specified Reserve Reduction Trigger" for the Payment Date in June 2008 or December 2008, will be met if the Average Delinquency Ratio Test and the Cumulative Net Loss Ratio Test for such Payment Date are met.

                  "Write-Down Amount" means, for any Collection Period for any 180-day Receivable or Repossessed Receivable, the excess of (a) the Principal Balance plus accrued and unpaid interest of such Receivable as of the last day of the Collection Period during which such Receivable became a 180-day Receivable or Repossessed Receivable, as the case may be, over (b) the estimated realizable value of such Receivable, as determined by the Servicer in accordance with its normal servicing procedures for the related Collection Period, which amount may be adjusted to zero by the Servicer in accordance with its normal servicing procedures if such Receivable has ceased to be a 180-day Receivable as provided in the definition of "180-day Receivable".

         "Standard & Poor's" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor to the business of such division.

         "Subcontractor" shall mean any vendor, subcontractor or other Person that is not responsible for the overall servicing of Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Indenture Trustee.

         "Sub-Servicer" means Deere Credit Services, Inc., a Delaware corporation, and each successor to Deere Credit Services, Inc. (in the same capacity) pursuant to Section 4.14.

         "Total Distribution Amount" means, for each Payment Date, the sum of the aggregate collections in respect of Receivables (including Liquidation Proceeds and Purchase Amounts) received during the related Collection Period, plus Investment Earnings, provided, that, in the event of a Special Payment Date, a portion of the Total Distribution Amount for the July 2007 Payment Date shall be deposited to the Trust Accounts on the Special Payment Date as provided in Section 5.04(c) and the remaining Total Distribution Amount shall be distributed on the July 2007 Payment Date as provided in Section 5.04(b).

         "Transfer Date" means, with respect to any Payment Date, the Business Day preceding such Payment Date.

         "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust" means the Issuing Entity.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

         "Trust Accounts" has the meaning assigned thereto in Section 5.01.

         "Trust Agreement" means the Trust Agreement dated as of June 15, 2006, between the Seller and the Owner Trustee, as the same may be amended and supplemented from time to time.

         "Trust Officer" means, in the case of the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer in the Corporate Trust Services Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the Basic Documents on behalf of the Owner Trustee.

         "UCC" means the Uniform Commercial Code.

         SECTION 1.02 Other Definitional Provisions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles in the United States. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles in the United States, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         SECTION 1.03 Calculations. For all purposes of this Agreement, interest in respect of the Class A-1 Notes shall be computed on the basis of a 360-day year and the actual number of days in the related period of accrual. Interest in respect of the Class A-1 Notes shall accrue from and including the Closing Date or from and including the most recent Payment Date to which interest has been paid to but excluding the current Payment Date. For the avoidance of doubt, if any Class A-1 Notes are outstanding after the Payment Date in June 2007, interest on the Class A-1 Notes will accrue from and including the Payment Date in June 2007 to but excluding the Special Payment Date. Interest in respect of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes in respect of a Payment Date will accrue from and including the 15th day of the month preceding such Payment Date (or the Closing Date in the case of the first Payment Date) to and including the 14th day of the month of such Payment Date.

                                   ARTICLE II

                            Conveyance of Receivables

         SECTION 2.01 Conveyance of Receivables. In consideration of the Issuing Entity's delivery to or upon the order of the Seller of $789,327,149.52, the issuance to the Seller of the Certificate and the waiver, termination and release set forth in 2.02 below, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuing Entity, without recourse (subject to the obligations herein):

          (a) all right, title and interest of the Seller in and to the Receivables, and all moneys due thereon, on or after the Cut-off Date;

          (b) the interest of the Seller in the security interests in the Financed Equipment granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Equipment;

          (c) the interest of the Seller in any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Equipment or Obligors;

          (d) all right, title and interest of the Seller in and to the Purchase Agreement, including the right of the Seller to cause JDCC to repurchase Receivables from the Seller under certain circumstances; and

          (e) the proceeds of any and all of the foregoing.

         SECTION 2.02 Waiver. The Issuing Entity hereby waives, releases and terminates (i) any rights it may have in any equipment (other than the Financed Equipment) as security for any obligations owing to it under the Receivables,
(ii) any rights it may have in any
property as security for any Receivable other than the rights relating to the related Financed Equipment and the proceeds thereof and (iii) any rights it may have to apply moneys received under a receivable that was not sold to the Issuing Entity pursuant to Section 2.01. Notwithstanding anything to the contrary contained herein, the foregoing in no way constitutes a waiver, release or termination of any of the rights of the Issuing Entity with respect to the Financed Equipment and the rights related to the Financed Equipment.

                                  ARTICLE III

                                 The Receivables

         SECTION 3.01 Representations and Warranties of Seller. The Seller makes the following representations and warranties as to the Receivables on which the Issuing Entity is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to the Issuing Entity and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Issuing Entity and that the beneficial interest in and title to such Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuing Entity. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable, free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Issuing Entity shall have good and marketable title to each such Receivable, free and clear of all Liens and rights of others; and the transfer has been perfected under the UCC.

         (b) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuing Entity a first perfected ownership interest in the Receivables, and to give the Indenture Trustee a first perfected security interest therein, shall have been made.

         SECTION 3.02 Repurchase by Seller upon Breach. The Seller, the Servicer, the Sub-Servicer or the Owner Trustee, as the case may be, shall inform the other parties to the Agreement and the Indenture Trustee and JDCC promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.01 or JDCC's representations and warranties made pursuant to Section 3.02(b) of the Purchase Agreement. Unless any such breach shall have been cured by the last day of the second month following the month of the discovery thereof by the Owner Trustee or receipt by the Owner Trustee of written notice from the Seller, the Servicer or the Sub-Servicer of such breach, the Seller shall be obligated, and, if necessary, the Seller or the Owner Trustee shall enforce the obligation of JDCC under the Purchase Agreement, to repurchase any Receivable materially and adversely affected by any such breach as of such last day (or, at the Seller's option, the last day of the first month following the month of the discovery). In consideration of the repurchase of the Receivable, the

Seller shall remit the Purchase Amount, in the manner specified in Section 5.03; provided, however, that the obligation of the Seller to repurchase any Receivable arising solely as a result of a breach of JDCC's representations and warranties pursuant to Section 3.02(b) of the Purchase Agreement is subject to the receipt by the Seller of the Purchase Amount from JDCC. Subject to the provisions of Section 6.03, the sole remedy of the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholder with respect to a breach of representations and warranties pursuant to Section 3.01 and the agreement contained in this Section shall be to require the Seller to repurchase Receivables pursuant to this Section, subject to the conditions contained herein, or to enforce JDCC's obligation to the Seller to repurchase such Receivables pursuant to the Purchase Agreement. The Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section.

         SECTION 3.03 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuing Entity hereby appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuing Entity and the Indenture Trustee as custodian of the following documents or instruments which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuing Entity with respect to each Receivable:

         (a) the original executed copy of the Receivable;

         (b) the original or a copy of the credit application fully executed by the Obligor;

         (c) the original certificate of title (or a secured party copy thereof), the file stamped copy of the UCC financing statement or such other documents that the Seller or JDCC shall keep on file, in accordance with its customary procedures, evidencing the security interest of Deere & Company or an affiliate of Deere & Company in the Financed Equipment; and

         (d) any and all other documents that JDCC or the Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or Financed Equipment.

         SECTION 3.04 Duties of Servicer as Custodian.

         (a) Safekeeping. The Servicer shall hold the Receivable Files on behalf of the Issuing Entity and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuing Entity to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuing Entity or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuing Entity and the

Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuing Entity, the Owner Trustee or the Indenture Trustee of the Receivable Files.

         (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at its office specified in Schedule B to this Agreement or at such other office as shall be specified to the Issuing Entity and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuing Entity and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times as the Issuing Entity or the Indenture Trustee shall instruct.

         (c) Release of Documents. Upon instruction from the Indenture Trustee, the Servicer shall release any Receivable File to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

         SECTION 3.05 Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee.

         SECTION 3.06 Custodian's Indemnification. The Servicer as custodian shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their officers, directors and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their officers, directors and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Trust or the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee and the Servicer shall not be liable to the Trust or the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee.

         SECTION 3.07 Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cut-off Date and shall continue in full force and effect until terminated pursuant to this Section. If JDCC shall resign as Servicer in accordance with the provisions of the Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 8.01, the appointment of such Servicer as custodian shall be terminated by the Indenture Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or, with the consent of Holders of the Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by the Owner Trustee or by the Certificateholder, in the same manner as the Indenture Trustee or such Holders may terminate the rights and obligations of the Servicer under Section 8.01. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer, and without cause upon 30 days' prior written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate. The Servicer shall pay the fees of any other Person acting as custodian of the Receivables Files.

                                   ARTICLE IV

                   Administration and Servicing of Receivables

         SECTION 4.01 Duties of Servicer. The Servicer, as agent for the Issuing Entity (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable equipment receivables that it services for itself or others. The Servicer's duties shall include calculating, billing, collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, reporting tax information to Obligors, accounting for collections, and furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions. Subject to the provisions of Section 4.02, the Servicer shall follow its then current customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Certificateholder and the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Equipment securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuing Entity (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Owner Trustee, the Indenture Trustee, the Certificateholder or the Noteholders. The Owner Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         SECTION 4.02 Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable equipment receivables that it services for itself or others. In connection therewith, the Servicer may grant extensions, rebates or adjustments on a Receivable in accordance with its customary collection procedures with respect to all comparable equipment receivables that it services for itself or others; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond May 28, 2012, it shall promptly purchase the Receivable from the Issuing Entity in accordance with the terms of Section 4.07; provided, further, that the Servicer shall not extend the final Scheduled Payment for the sole purpose of purchasing the Receivables from the Issuing Entity. The Servicer may in its discretion waive any additional interest above the related APR due on late Scheduled Payments or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not agree to any alteration of the interest rate on any Receivable and shall not agree to waive the repayment of the Amount Financed, or any portion thereof, on a Receivable. Notwithstanding anything in this Agreement to the contrary, any Recoveries shall be paid to the Seller and the related Liquidated Receivable shall be assigned by the Trust to the Seller.

         SECTION 4.03 Realization upon Receivables. On behalf of the Issuing Entity, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise realize upon the Financed Equipment securing any Receivable as to which the Servicer shall have determined pursuant to customary servicing procedures that eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of comparable equipment receivables, which may include selling any Financed Equipment at public or private sale. The Servicer is hereby authorized to exercise its discretion consistent with its customary servicing procedures in servicing defaulted Receivables so as to maximize the net collections of such defaulted Receivables including, without limitation, selling such defaulted Receivables. The Servicer shall not be liable for any such exercise of its discretion made in good faith and in accordance with such servicing procedures. The foregoing shall be subject to the provision that, in any case in which the Financed Equipment shall have suffered damage, consistent with its customary servicing procedures the Servicer may but shall not be required to expend funds in connection with the repair or the repossession of such Financed Equipment.

         SECTION 4.04 Physical Damage Insurance. The Servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering the Financed Equipment as of the execution of the Receivable.

         SECTION 4.05 Maintenance of Security Interests in Financed Equipment. The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Equipment. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuing Entity and the Indenture Trustee in the event of the relocation of the Financed Equipment or for any other reason.

         SECTION 4.06 Covenants of Servicer. The Servicer shall not release the Financed Equipment securing any Receivable from the security interest granted by such Receivable in whole or in part except in accordance with Section 4.03 above or in the event of payment in full by the Obligor thereunder, nor shall the Servicer impair the rights of the Issuing Entity, the Indenture Trustee, the Certificateholder or the Noteholders in such Receivables, nor shall the Servicer increase the number of scheduled payments due under a Receivable except in accordance with the terms thereof or the terms of Section 4.02.

         SECTION 4.07 Purchase by Servicer of Receivables upon Breach. The Servicer (or the Sub-Servicer on behalf of the Servicer) or the Owner Trustee shall inform the other party and the Indenture Trustee, the Seller and JDCC promptly, in writing, upon the discovery of any breach of Section 4.02, 4.05 or
4.06. Unless the breach shall have been cured by the last day of the second month following such discovery (or, at the Servicer's election, the last day of the first following month), the Servicer shall purchase any Receivable materially and adversely affected by such breach. If the Servicer takes any action pursuant to Section 4.02 that impairs the rights of the Issuing Entity, the Indenture Trustee, the Certificateholder or the Noteholders in any Receivable or as otherwise provided in Section 4.02, the Servicer shall purchase such Receivable. In consideration of the purchase of any such Receivable pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.03. Subject to Section 7.02, the sole remedy of the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Certificateholder or the Noteholders with respect to a breach pursuant to Section 4.02, 4.05 or 4.06 shall be to require the Servicer to purchase Receivables pursuant to this Section. The Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section.

         SECTION 4.08 Servicing Fee. On each Determination Date, the Servicer shall be entitled to receive the Servicing Fee in respect of the immediately preceding Collection Period equal to the product of (a) one twelfth of the Servicing Fee Rate and (b) the Pool Balance as of the first day of such preceding Collection Period subject to the order and priority set forth in
Section 5.04. The Servicer shall also be entitled to that portion of interest due on a Receivable that is in excess of interest at the related APR and that is due because of a late Scheduled Payment, and other administrative fees or similar charges allowed by applicable law or the Receivable with respect to Receivables, collected (from whatever source) on the Receivables.

         SECTION 4.09 Servicer's Certificate. On each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Seller, with a copy to the Rating Agencies, a Servicer's Certificate containing all information necessary to make the distributions pursuant to Section 5.04 for the Collection Period preceding the date of such Servicer's Certificate. Neither the Owner Trustee nor the Indenture Trustee shall be required to determine, confirm or recalculate the information contained in the Servicer's Certificate. Receivables to be purchased by the Servicer or to be repurchased by the Seller shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

         SECTION 4.10 Annual Statement as to Compliance; Notice of Default.

         (a) The Servicer shall deliver, and if required under Regulation AB shall cause the Sub-Servicer to deliver, to the Issuing Entity, the Owner Trustee, the Seller and the Indenture Trustee and the Indenture Trustee shall deliver to the Seller and the Servicer, on or before January 15 of each calendar year (or by such earlier date as specified in writing by the Seller as will permit the timely filing of the Trust's Form 10-K) a statement of compliance signed by an authorized officer of the Servicer or Indenture Trustee, as applicable, providing such information as required under Item 1123 of Regulation AB.

         (b) The Servicer shall deliver, to the Issuing Entity, the Owner Trustee, the

Seller, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.01(a) or (b).

         SECTION 4.11 Report on Assessment of Compliance and Annual Independent Certified Public Accountants' Report.

         (a) The Servicer shall deliver, and if required under Regulation AB shall cause the Sub-Servicer to deliver, to the Issuing Entity, the Owner Trustee, the Seller and the Indenture Trustee and the Indenture Trustee shall deliver to the Depositor and the Servicer, on or before January 15 of each calendar year (or by such earlier date as specified in writing by the Seller as will permit the timely filing of the Trust's Form 10-K), a report signed by an authorized officer of the Servicer, the Sub-Servicer or the Indenture Trustee, as applicable regarding the Servicer's, Sub-Servicer's or Indenture Trustee's, as applicable, assessment of compliance with the applicable servicing criteria specified in Item 1122 of Regulation AB during the immediately preceding calendar year, in the form specified under Rules 13a-18 and 15d-18 of the Exchange Act.

         (b) The Servicer shall cause a firm of registered public accountants, which may also render other services to the Servicer, the Seller, JDCC or any other Affiliate of Deere, to deliver to the Issuing Entity, the Owner Trustee and the Indenture Trustee, and the Indenture Trustee shall cause a firm of registered public accountants, which may also render other services to the Indenture Trustee or its Affiliates, to deliver to the Depositor and the Servicer, on or before January 15 of each calendar year (or by such earlier date as specified in writing by the Seller as will permit the timely filing of the Trust's 10-K) a report that attests to, and reports on, the Servicer's, Sub-Servicer's (if required under Regulation AB) or Indenture Trustee's, as applicable assessment of compliance delivered pursuant to Section 4.11(a), which attestation report shall be made in accordance with the requirements of Rules 1-02(a)(3) and 2-02(g) of Regulation S-X.

         SECTION 4.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Certificateholder and Noteholders access to the Receivable Files in such cases where the Certificateholder or Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         SECTION 4.13 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, fees and disbursements incurred in connection with collection and enforcement of Receivables (other than amounts incurred in connection with the liquidation of a Receivable which amounts shall be netted against the Liquidation Proceeds, if any), taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to the Certificateholder and the Noteholders.

         SECTION 4.14 Appointment of Sub-Servicer. The Servicer hereby appoints Deere Credit Services, Inc. as Sub-Servicer and may at any time appoint a successor Sub-Servicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection with the appointment of a successor Sub-Servicer; provided further that the Servicer shall remain obligated and be liable to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Certificateholder and the Noteholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of the Sub-Servicer shall be as agreed between the Servicer and its Sub-Servicer from time to time and none of the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Certificateholder or the Noteholders shall have any responsibility therefor. If at any time the Sub-Servicer shall fail to comply with any of its obligations under Section 4.16 of this Agreement during the period that the Seller is required to file Exchange Act Reports with respect to the Trust and such failure is not remedied within the lesser of ten calendar days and the period of time in which the related Exchange Act Report is required to be filed (without taking into account any extensions), then the Seller may remove the Sub-Servicer.

         SECTION 4.15 Information to be Furnished in the Event of Resignation or Termination. In the event the Servicer, the Sub-Servicer, the Indenture Trustee or any Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide the documents and information pursuant to
Section 4.10 and Section 4.11 with respect to the period of time it was subject to this Agreement or provided services with respect to the Issuing Entity or the Receivables.

         SECTION 4.16 Exchange Act Reports (a) So long as the Seller is required to file Exchange Act Reports with respect to the Issuing Entity, no later than each Payment Date, each of the Indenture Trustee, the Owner Trustee and the Servicer shall notify (and the Servicer shall cause each Reporting Subcontractor and the Sub-Servicer to notify ) the Seller of any Form 10-D Disclosure Item with respect to such Person, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Seller. In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Seller, the Servicer shall provide (and shall cause the Sub-Servicer to provide) such information which is available to the Servicer, without unreasonable effort or expense, regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with
Item 1121 of Regulation AB. Such information shall be provided concurrently with the statements to Noteholders pursuant to Section 5.06, commencing with the first such report due not less than five Business Days following such request.

         (b) So long as the Depositor is required to file Exchange Act Reports with respect to the Issuing Entity, each of the Indenture Trustee, the Owner Trustee and the Servicer shall promptly notify the Seller, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event (in the case of the Owner Trustee, only an event in clause
(d) of the definition of Reportable Event) of which such Person (or, in the case of the Owner Trustee, a Responsible Officer) has actual knowledge. Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person.

         (c) So long as the Depositor is required to file Exchange Act Reports,
(i) no later than January 1 of each year commencing in 2007, the Depositor shall provide a list of the Item 1119 Parties to the Owner Trustee, Indenture Trustee and Servicer and (ii) no later than January 15 of each year, commencing in 2007, the Indenture Trustee, the Owner Trustee and the Servicer shall notify the Depositor of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item in form and substance reasonably acceptable to the Depositor.

         (d) The Indenture Trustee, the Owner Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust. In addition to the information specified in this Section 4.16, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Indenture Trustee, the Owner Trustee and the Servicer shall provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form. Each of the Servicer, the Indenture Trustee and the Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.

         (e) Each of the Indenture Trustee and the Owner Trustee represents that
(i) there are no affiliations relating to such Person with respect to any 1119 Party, (ii) there are no relationships or transactions with respect to any 1119 Party and such Person that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the transactions contemplated under the transaction documents, and that are material to the investors' understanding of the Notes and (iii) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against such Person, or of which the property of such Person is subject, that is material to the Noteholders.

                                   ARTICLE V

                         Distributions; Reserve Account;
               Statements to the Certificateholder and Noteholders

         SECTION 5.01 Establishment of Trust Accounts.

         (a) (i) The Servicer, for the benefit of the Noteholders and the Certificateholder, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholder.

         (ii) The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

         (iii) The Servicer, for the benefit of the Noteholders and the Certificateholder, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholder.

         (b) Funds on deposit in the Collection Account, the Note Distribution Account and the Reserve Account (collectively the "Trust Accounts") shall be invested by the Indenture Trustee pursuant to the Servicer's written instruction in Eligible Investments selected by the Servicer; provided, however, it is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments; provided further none of the funds deposited in the Trust Accounts shall be invested in an Eligible Investment or Eligible Investments issued by the Servicer or the Seller for a period of 30 days following the Closing Date. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholder, as applicable; provided, however, that on each Payment Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Total Distribution Amount. Other than as permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds (or in the case of the Special Payment Date, the portion of such funds needed to make the final payment on the Class A-1 notes pursuant to Section 5.04(c)) will be available at the close of business on the Transfer Date preceding the following Payment Date or, in the case of the Note Distribution Account and the Reserve Account, the following Payment Date. Funds deposited in a Trust Account on a Transfer Date which immediately precedes a Payment Date are not required to be invested overnight.

         (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture

Trustee for the benefit of the Noteholders and the Certificateholder, as the case may be. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. So long as The Bank of New York is an Eligible Institution, any Trust Account shall be maintained with it in an Eligible Deposit Account.

         (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

         (A) any Trust Account Property that is held in "deposit accounts" (as defined in Section 9-102(a)(29) of the UCC) shall be held solely in the Eligible Deposit Accounts and (1) each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, the Indenture Trustee shall have sole signature authority with respect thereto and to the extent the Indenture Trustee ceases to be an Eligible Institution, the Indenture Trustee shall be the related Eligible Institution's "customer" and shall have "control" (in each case within the meaning of Section 9-104 of the UCC) with respect to such Eligible Deposit Account, (2) the Eligible Institution at which such Eligible Deposit Account is maintained shall be a "bank" as defined in
Section 9-102(a)(8) of the UCC and shall agree to maintain such Eligible Deposit Account as a "deposit account" as such term is defined in Section 9-102(a)(29) of the UCC, and (3) the "bank's jurisdiction" (within the meaning of Section 9-304 of the UCC) with respect to such Eligible Deposit Account shall be the State of New York;

         (B) any Trust Account Property that is held in "securities accounts" (as defined in Section 8-501(a) of the UCC) shall be held solely in Eligible Deposit Accounts; and (1) the Eligible Institution at which each such Eligible Deposit Account is maintained shall be a "securities intermediary" as defined in
Section 8-102(a)(14) of the UCC and shall agree to maintain such Eligible Deposit Account as a "securities account" as such term is defined in Section 8-501(a) of the UCC, (2) the Eligible Institution at which such Eligible Deposit Account is maintained shall treat the Indenture Trustee as entitled to exercise the rights that comprise any "financial asset" (as defined in Section 8-102(a)(9) of the UCC) credited to the account, and if at any time such Eligible Institution shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Indenture Trustee and relating to such Eligible Deposit Account, such Eligible Institution shall comply with such entitlement order without further consent by the Issuing Entity or any other Person, (3) the Eligible Institution at which such Eligible Deposit Account is maintained shall agree with the Indenture Trustee that each item of property (whether investment property, financial asset, security, instrument or cash) credited to such Eligible Deposit Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC, (4) the "securities intermediaries' jurisdiction" (within the meaning of Section 8-110 of the UCC) with respect to such Eligible Deposit Account shall be the State of New York and
(5) the Eligible Institution at which such Eligible Deposit Account is maintained shall agree with the Indenture Trustee that in the event that such securities intermediary has or subsequently obtains by agreement, by operation of law or otherwise, a security interest in such Eligible Deposit Account or any financial asset credited thereto, the securities intermediary agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee and that the financial assets and other items deposited to such an

Eligible Deposit Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Indenture Trustee;

         (C) any Trust Account Property that is of the type described in paragraph (a) or (b) of the definition of "Delivery" shall be delivered to the Indenture Trustee in accordance with paragraph (a) or (b), as applicable, of the definition of "Delivery", and shall be held as described in such paragraph;

         (D) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

         (E) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (d) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

         (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

         SECTION 5.02 Collections. The Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables) and all Liquidation Proceeds (exclusive of Recoveries, which shall be applied in accordance with Section 4.02), within two Business Days of receipt thereof. Notwithstanding the foregoing, if (i) JDCC is the Servicer, (ii) a Servicer Default shall not have occurred and be continuing and (iii) JDCC's unsecured, non-guaranteed short-term debt is assigned a rating of at least A-1 by Standard & Poor's and Prime-1 by Moody's, the Servicer shall remit such collections (as collected during each Fiscal Month) to the Collection Account not less than two Business Days prior to the 15th day of the calendar month following such Fiscal Month (or, if such Fiscal Month ends in the early part of a calendar month, then the 15th day of such calendar month in which such Fiscal Month ends). For purposes of this
Article V the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by persons other than the Servicer or JDCC.

         SECTION 5.03 Additional Deposits. The Servicer and the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 9.01(a). The Servicer will deposit the aggregate Purchase Amount with respect to Purchased Receivables when such obligations are due pursuant to Section 4.07, unless the Servicer shall not be required to make deposits within two Business Days of the receipt of collections from Obligors pursuant to Section 5.02, in which case deposits of Purchased Amounts shall be made on the Transfer Date.

         SECTION 5.04 Distributions.

         (a) On each Determination Date, the Servicer shall calculate the amounts to be deposited in the Note Distribution Account and the Certificate Distribution Account.

         (b) On the second Business Day prior to each Payment Date, the Servicer shall instruct the Indenture Trustee in writing in substantially the form of Schedule G hereto (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) to make deposits and distributions to the Servicer or the Administrator or distribute to the applicable Trust Account or Certificate Distribution Account by 12:00 noon (New York time) in the case of the Trust Accounts and 11:00 A.M. (New York time) in the case of the Certificate Distribution Account, in each case on such Payment Date. Distributions from the Total Distribution Amount shall be made by the Indenture Trustee, to the extent available, in the following order of priority:

         (i) to the Servicer (if JDCC or an Affiliate is not the Servicer), from the Total Distribution Amount, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods:

         (ii) to the Administrator under the Administration Agreement, from the Total Distribution Amount remaining after the application of clause (i), the Administration Fee and all unpaid Administration Fees from prior Collection Periods;

         (iii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) and (ii), the accrued and unpaid interest on the Notes for such Payment Date;

         (iv) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i), (ii) and (iii), the Note Monthly Principal Distributable Amount:

         (v) to the Reserve Account, from the Total Distribution Amount remaining after the application of clauses (i), (ii), (iii) and (iv) the amount, if any, necessary to increase the amounts on deposit in the Reserve Account to the Specified Reserve Account Balance;

         (vi) to the Servicer (if JDCC or an Affiliate is the Servicer), from the Total Distribution Amount remaining after the application of clauses
    (i), (ii), (iii), (iv) and (v) the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

         (vii) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i), (ii),
    (iii), (iv), (v) and (vi) the Certificate Monthly Principal Distributable Amount, if any; and

         (viii) to the Reserve Account, from the Total Distribution Amount remaining after the application of clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) the Total Distribution Amount remaining.

         (c) With respect to the Special Payment Date, if any, the instructions provided by the Servicer pursuant to Section 5.04(b) shall specify that on the Special Payment Date distributions shall be made to the Trust Account no later than 12:00 noon (New York time) in respect of the Class A-1 Notes. The portion of the Total Distribution Amount deposited to the Trust Accounts in respect of the Class A-1 Notes on the Special Payment Date shall be calculated in the order and priority set forth in Section 5.04(b) as though such amounts were distributed on the July 2007 Payment Date.

         SECTION 5.05 Reserve Account.

         (a) On the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit into the Reserve Account. The Servicer shall determine the Specified Reserve Account Balance for each Payment Date.

         (b) (i) If the amount on deposit in the Reserve Account on each Payment Date (after giving effect to all deposits or withdrawals therefrom on such Payment Date pursuant to Section 5.04 and Section 5.05(c)) is greater than the Specified Reserve Account Balance for such Payment Date, the Servicer shall instruct the Indenture Trustee to distribute such excess in the Reserve Account to the Seller, provided, however, that the Indenture Trustee may deduct from such distribution up to an aggregate amount of $1 million for any fees, expenses, charges or other amounts indemnified against under Sections 7.02(e) and 7.02(h) in respect of the Owner Trust Estate after proper claim for indemnification has been made pursuant to such Sections and the Issuing Entity has notified the Indenture Trustee in writing that any such fees, expenses, charges or other amounts remain unpaid for more than 60 days. Any amount so deducted may be paid by the Indenture Trustee to the Person to which such fees, expenses charges or other amounts in respect of the Owner Trust Estate are due.

         (ii) Subject to the proviso in Section 5.05(b)(i) on the date on which all interest on and principal of the Notes have been paid in full, the Servicer shall instruct the Indenture Trustee to distribute the Reserve Account balance to the Seller.

         (iii) Amounts properly distributed to the Seller pursuant to this
Section 5.05(b) shall be deemed released from the Trust and the security interest therein granted to the Indenture Trustee, and the Seller shall in no event thereafter be required to refund any such distributed amounts.

         (c) In the event that the Noteholders' Distributable Amount for a Payment Date exceeds the amount deposited into the Note Distribution Account pursuant to Section 5.04(b)(iii) and (iv) on such Payment Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Payment Date, to the extent of funds available therein, an amount equal to such excess and deposit such amount into the Note Distribution Account.

         SECTION 5.06 Statements to the Certificateholder and Noteholders.

         (a) On the second Business Day preceding each Payment Date, the Servicer shall provide to the Indenture Trustee (with a copy to the Rating Agencies), for the Indenture Trustee to forward to each Noteholder of record, and to the Owner Trustee, for the Owner Trustee to forward to the Certificateholder of record, a statement substantially in the form of Schedule E or Schedule F, as applicable, setting forth at least the following information as to the Notes and the Certificate to the extent applicable:

         (i) the amount of such distribution allocable to principal;

         (ii) the amount of such distribution allocable to interest;

         (iii) the Pool Balance, Note Value and Pool Face Amount as of the close of business on the last day of the preceding Collection Period;

         (iv) (A) the outstanding principal balance of (1) the Class A-1 Notes,
    (2) the Class A-2 Notes, (3) the Class A-3 Notes and (4) the Class A-4 Notes and (B) the Certificate Balance, in each case after giving effect to payments allocated to principal reported under (i) above;

         (v) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period;

         (vi) the amount of the Administration Fee paid to the Administrator with respect to such Collection Period;

         (vii) the aggregate amount of the Purchase Amounts for Purchased Receivables with respect to the related Collection Period;

         (viii) the balance of the Reserve Account on such Payment Date, after giving effect to distributions made on such Payment Date, and the Specified Reserve Account Balance for such Payment Date;

         (ix) the amount of all Scheduled Payments in respect of Receivables 60 days or more past due, and such amount as a percentage of the Pool Balance, as of the close of business on the last day of the preceding Collection Period; and

         (x) the Face Amount of Receivables with any Scheduled Payments 60 days or more past due, and such amount as a percentage of the Pool Face Amount, as of the close of business on the last day of the preceding Collection Period.

         (b) Notwithstanding anything to the contrary contained herein, in the event of a Special Payment Date, the certificate delivered pursuant to Section 5.06(a) shall be delivered two Business Days prior to the Special Payment Date and shall reflect all amounts specified in Section 5.06(a) with respect to the Special Payment Date and the July 2007 Payment Date.

         (c) Each amount set forth pursuant to subclause (i), (ii) or (iv) of clause 5.06(a) shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.

         Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Indenture, the Indenture Trustee shall mail to each Person who at any time during such calendar year shall have been a Noteholder and received any payment thereon, a statement containing the amounts described in (i) and (ii) (other than information relating to the Note Interest Rates) above and any other information required by applicable tax laws, for the purposes of such Noteholder's preparation of Federal income tax returns.

         The Indenture Trustee shall only be required to provide to the Noteholders the information furnished to it by the Servicer.

         SECTION 5.07 Net Deposits. As an administrative convenience, unless the Servicer is required to remit collections within two Business Days of their receipt, the Servicer will be permitted to make the deposit of collections on the Receivables and Purchase Amounts for or with respect to the Collection Period net of distributions to be made to the Servicer with respect to the Collection Period. The Servicer, however, will account to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder as if all deposits, distributions and transfers were made individually.

                                   ARTICLE VI

                                   The Seller

         SECTION 6.01 Representations of Seller. The Seller makes the following representations on which the Issuing Entity is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Issuing Entity and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Organization and Good Standing. The Seller is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

         (b) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the failure to so qualify or to obtain such license or approval would render any Receivable unenforceable that would otherwise be enforceable by the Seller, the Sub-Servicer or the Owner Trustee.

         (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuing Entity and the Seller and shall have duly authorized such sale and assignment to the Issuing Entity by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

         (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable in accordance with its terms except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and the remedy of specific performance and injunctive relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

         (f) No Proceedings. To the Seller's best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificate, (ii) seeking to prevent the issuance of the Notes or the Certificate or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificate or (iv) which involve the Seller and which might adversely affect the Federal or state income tax attributes of the Notes or the Certificate.

         SECTION 6.02 Corporate Existence.

         (a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

         (b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

         (i) the Seller shall maintain corporate records and books of account separate from those of its Affiliates;

         (ii) except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

         (iii) the Seller shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

         (iv) the Seller shall at all times hold itself out to the public under the Seller's own name as a legal entity separate and distinct from its Affiliates; and

         (v) all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis.

         SECTION 6.03 Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under the Agreement.

         (a) The Seller shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee and the Indenture Trustee and their officers, directors and agents from and against any taxes that may at any time be asserted against the Issuing Entity, the Owner Trustee or the Indenture Trustee or their officers, directors, and agents with respect to the sale of the Receivables to the Issuing Entity or the issuance and original sale of the Certificate and the Notes, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuing Entity, not including any taxes asserted with respect to ownership of the Receivables or Federal or other income taxes arising out of the transactions contemplated by this Agreement) and costs and expenses in defending against the same.

         (b) The Seller shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee and the Indenture Trustee and their officers, directors, and agents from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's or the Issuing Entity's violation of Federal or State securities laws in connection with the offering and sale of the Notes and the Certificate.

         (c) The Seller shall pay any and all state and local property taxes (including taxes on intangibles), excise taxes, sales taxes and similar taxes levied or assessed upon all or any part of the Owner Trust Estate including, without limitation, the Receivables.

         (d) Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

         SECTION 6.04 Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

         SECTION 6.05 Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 6.06 Seller May Own Notes; Retention of the Certificate. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of the Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. The Seller shall retain and not transfer the Certificate.

         SECTION 6.07 Right of Seller to Repurchase Receivables. As of the last day of any Collection Period, the Seller has an option to repurchase any Receivable at a purchase price equal to the Purchase Amount of such Receivable; provided that the aggregate Principal Balance of all Receivables repurchased by the Seller pursuant to this Section 6.07 shall not at any time in the aggregate exceed 2.0% of the Initial Pool Balance. To exercise such option, the Seller shall deposit pursuant to Section 5.03 in the Collection Account an amount equal to the aggregate Purchase Amount of the repurchased Receivables.

                                  ARTICLE VII

                                  The Servicer

         SECTION 7.01 Representations of Servicer. The Servicer makes the following representations on which the Issuing Entity is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement (or as of the date a Person (other than the Indenture Trustee) becomes Servicer pursuant to Sections 7.03 and 8.02, in the case of a successor to the Servicer) and shall survive the sale of the Receivables to the Issuing Entity and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power and authority to own its properties and to conduct the business in which it is currently engaged, and had at all relevant times, and has, the power, authority and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian.

         (b) Power and Authority. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary corporate action.

         (c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and the remedy of specific performance and injunctive relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

         (e) No Proceedings. To the Servicer's best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificate, (ii) seeking to prevent the issuance of the Notes or the Certificate or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificate or (iv) relating to the Servicer and which might adversely affect the Federal or state income tax attributes of the Notes or the Certificate.

         (f) No Insolvent Obligors. As of the Cut-off Date, no Obligor on a Receivable is shown on the Receivable Files as the subject of a bankruptcy proceeding.

         SECTION 7.02 Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

         (a) The Servicer shall defend, indemnify and hold harmless the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholder and the Seller and any of the officers, directors and agents of the Issuing Entity, the Owner Trustee, the Indenture Trustee and the Seller from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Equipment.

         (b) The Servicer shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee, the Indenture Trustee, and the Seller and their respective officers, directors and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuing Entity, not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuing Entity or the issuance and original sale of the Certificate and the Notes, or asserted with respect to ownership of the Receivables, or Federal or other income taxes arising out of distributions on the Certificate or the Notes) and costs and expenses in defending against the same.

         (c) The Servicer shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, the Certificateholder and the Noteholders and any of the officers, directors and agents of the Issuing Entity, the Owner Trustee, the Indenture Trustee and the Seller from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement or on account of the failure of the Servicer to be qualified to do business as a foreign corporation or to have obtained a license or approval in any jurisdiction.

         (d) The Servicer shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and contained in the Trust Agreement, in the case of the Owner Trustee, and contained in the Indenture, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee as applicable; or (ii) shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section
7.03 of the Trust Agreement.

         (e) To the extent not indemnified by the Seller under Section 6.03, the Servicer shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate, other than any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuing Entity or the issuance and original sale of the Certificate and the Notes, or Federal or other income taxes imposed on the Issuing Entity because of its classification or reclassification for tax purposes, or Federal or other income taxes arising out of distributions on the Certificate or the Notes, and the Servicer shall pay and indemnify against any and all state and local property taxes (including taxes on intangibles), excise taxes, sales taxes, franchise taxes (excluding franchise taxes based on or measured by income) and similar taxes levied or assessed upon all or any part of the Owner Trust Estate including, without limitation, the Receivables.

         (f) The Servicer shall pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

         (g) The Servicer shall, except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including, but not limited to, the reasonable compensation, expenses and disbursements of its agents and either in-house counsel or outside counsel, but not both) except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

         (h) The Servicer shall pay (or cause to be paid) when due and shall indemnify, defend and hold harmless the Issuing Entity from and against all liability as a result of Treasury Regulation Section 1.1502-6(a) or similar provision under state or local law for income, franchise, gross receipts or other doing business taxes of the Servicer and any other corporation or entity (other than the Issuing Entity) that joins or has ever joined (or is or has ever been required to join) with the Servicer or the Seller in filing any consolidated, combined or unitary tax return, and costs and expenses in defending against the same; provided, however, the Issuing Entity shall be liable for and shall pay when due any and all taxes of the Issuing Entity (including from ownership and collection of the Receivables) determined on separate entity basis and no claim may be made and no amount indemnified against under this Section 7.02(h) on account of taxes of the Issuing Entity.

         For purposes of this Section 7.02, in the event of the termination of the rights and obligations of JDCC (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.02.

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         SECTION 7.03 Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole, or (d) with respect to the Servicer's obligations hereunder, which is a corporation 50% or more of the voting stock of which is owned, directly or indirectly, by Deere, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed (if required) and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. The Servicer shall provide the Seller in writing with such information as reasonably requested by the Seller to comply with its Exchange Act reporting obligations with respect to a successor servicer. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b), (c) or (d) above.

         SECTION 7.04 Limitation on Liability of Servicer and Others. Neither the Servicer nor the Sub-Servicer nor any of the directors or officers or employees or agents of the Servicer or the Sub-Servicer, as the case may be, shall be under any liability to the Issuing Entity, the Noteholders or the Certificateholder, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer, the Sub-

Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer, the Sub-Servicer and any director or officer or employee or agent of the Servicer or the Sub-Servicer, as the case may be, may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

         Except as provided in this Agreement, neither the Servicer nor the Sub-Servicer shall be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer or the Sub-Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents and the interests of the Certificateholder under this Agreement and the Noteholders under the Indenture.

         SECTION 7.05 JDCC Not to Resign as Servicer. Subject to the provisions of Section 7.03, JDCC shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of JDCC shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the responsibilities and obligations of JDCC in accordance with Section
8.02 and provided the Seller in writing with such information as reasonably requested by the Seller to comply with its Exchange Act reporting obligations with respect to such resignation.

         SECTION 7.06 Servicer to Act as Administrator. In the event of the resignation or removal of the Administrator and the failure of a successor Administrator to have been appointed and to have accepted such appointment as successor Administrator, the Servicer shall become the successor Administrator and shall be bound by the terms of the Administration Agreement.

                                  ARTICLE VIII

                                     Default

         SECTION 8.01 Servicer Default. If any one of the following events (a "Servicer Default") shall occur and be continuing:

         (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom that shall continue unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer; or

         (b) failure on the part of the Servicer or the Seller, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller (as the case may be) set forth in this Agreement or any other Basic Document, which failure shall
    (i) materially and adversely affect the rights of Certificateholder or Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer or the Seller (as the case may be) by the Owner Trustee or the Indenture Trustee or (B) to the Servicer or the Seller (as the case may be), and to the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or the Certificateholder (as defined in the Trust Agreement); or

         (c) an Insolvency Event occurs with respect to the Servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee, or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 hereof) of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificate or the Receivables or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Receivable. All reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Owner Trustee shall give notice thereof to the Rating Agencies.

         SECTION 8.02 Appointment of Successor.

         (a) Upon the Servicer's receipt of notice of termination, pursuant to
Section 8.01 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (x) the date 45 days from the delivery to the Owner Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and
(y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's termination hereunder, the Indenture Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, pending the appointment of and acceptance by a successor Servicer, the Indenture Trustee without further action shall automatically be appointed and serve as the successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee; provided, however, the provisions of Section 7.01 shall not apply and the provisions of Section 4.07 shall not apply in the case of a breach by a predecessor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Section 4.14. The Indenture Trustee shall not be liable for any action or failure to act on the part of the predecessor Servicer. Notwithstanding the above, the Indenture Trustee shall, if it shall be legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of equipment receivables, as the successor to the Servicer under this Agreement.

         (b) Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

         (c) Subject to the Indenture Trustee's right to appoint a successor Servicer pursuant to Section 8.02(a) after the Indenture Trustee has become the Servicer, the Servicer may not resign unless it is prohibited from serving as such by law.

         SECTION 8.03 Notification to Noteholders and the Certificateholder. Upon any termination of, or appointment of a successor to the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholder and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies.

         SECTION 8.04 Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, on behalf of all Noteholders (or the Holder (as defined in the Trust Agreement) of the Certificate, in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX

                                   Termination

         SECTION 9.01 Optional Purchase of All Receivables and Termination.

         (a) On the last day of any Collection Period immediately preceding a Payment Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts and the Certificate Distribution Account; provided, however, that the Servicer may not effect any such purchase so long as the rating on Deere's long-term debt obligations is less than Baa3 by Moody's, unless the Owner Trustee and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance; provided further that each Rating Agency shall receive a copy of such Opinion of Counsel and shall have confirmed that the rating assigned to the Notes by such Rating Agency shall not be withdrawn or downgraded as a result of such purchase. To exercise such option, the Servicer shall deposit pursuant to Section 5.03 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including defaulted Receivables) and shall succeed to all interests in and to the Trust.

         (b) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Payment Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Payment Date, on the Payment Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to make the following deposits (after the application on such Payment Date of the Total Distribution Amount and funds on deposit in the Reserve Account pursuant to Sections 5.04 and 5.05) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

         (i) to the Note Distribution Account, any portion of the accrued but unpaid interest on the Notes not otherwise deposited into the Note Distribution Account on such Payment Date;

         (ii) to the Note Distribution Account, the outstanding principal balance of the Notes (after giving effect to the reduction in the outstanding principal balance of the Notes to result from the deposits made in the Note Distribution Account on such Payment Date and on prior Payment Dates); and

         (iii) to the Certificate Distribution Account, the Certificate Balance (after giving effect to the reduction in the Certificate Balance to result from the deposits made in the Certificate Distribution Account on such Payment Date).

Any investments on deposit in the Reserve Account and Note Distribution Account which will not mature on or before such Payment Date shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Transfer Date preceding such Payment Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Seller.

         (c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

         (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on, and the cancellation of all of, the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder other than Section 5.06(a) and the Owner Trustee will succeed to the rights of the Indenture Trustee pursuant to this Agreement.

         (e) This Agreement shall terminate upon the termination of the Trust.

                                   ARTICLE X

                            Miscellaneous Provisions

         SECTION 10.01 Amendment. The Agreement may be amended by the Seller, the Servicer and the Owner Trustee, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders or the Certificateholder, to cure any ambiguity, to correct or supplement any provision in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that such action shall not, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided further that 10 days prior written notice of any such amendment be given to each Rating Agency and, if a Rating Agency notifies the Owner Trustee that such amendment will result in a downgrading or withdrawal of the then current rating of any class of the Notes or the Certificate, such amendment shall become effective with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Certificateholder; provided further that any solicitation of such consent shall disclose the downgrading or withdrawal that would result from such amendment.

         This Agreement may also be amended from time to time, with 10 days prior notice to each of the Rating Agencies, by the Seller, the Servicer and the Owner Trustee, with the consent of the Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holder of the Certificate, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholder or (b) reduce the aforesaid percentage of the

Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the consent of the Certificateholder.

         Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Certificateholder.

         It shall not be necessary for the consent of the Certificateholder or the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(1) and that all conditions precedent have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         SECTION 10.02 Protection of Title to Trust.

         (a) The Seller shall file (and if required, authorize) such financing statements and cause to be authorized and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuing Entity and the interests of the Indenture Trustee in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller nor the Servicer shall change its name, identity, corporate structure or jurisdiction of organization in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate new financing statements and/or amendments to all previously filed financing statements or continuation statements.

         (c) Each of the Seller and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least 60 days prior written notice of any relocation of its jurisdiction of organization if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statements as the case may be. The Servicer shall at all times maintain each office from which it shall service Receivables, and its jurisdiction of organization, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuing Entity and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuing Entity and has been pledged to the Indenture Trustee. Indication of the Issuing Entity's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full, purchased or repurchased.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in equipment receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuing Entity and has been pledged to the Indenture Trustee.

         (g) The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable. The Indenture Trustee and its agents shall give reasonable notice of any such inspection or audit and such inspection shall be conducted in a manner that does not cause undue disruption or interference with the Servicer's business.

         (h) Upon request, the Servicer shall furnish to the Owner Trustee or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

         (i) The Servicer shall deliver to the Owner Trustee and the Indenture
Trustee:

         (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

         (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, an Opinion of Counsel, dated as of a date during such 90-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         (j) The Seller shall, to the extent required by applicable law, cause the Certificate and the Notes to be registered with the Commission pursuant to
Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

         SECTION 10.03 Notices. All demands, notices, instructions and communications upon or to the Seller, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, sent by facsimile or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to John Deere Receivables, Inc., 1 East First Street, Suite 600, Reno, Nevada 89501, Attention: Manager (702-786-5914), with a copy to Assistant Treasurer, Deere & Company, One John Deere Place, Moline, Illinois 61265-8098 (309-765-5697), (b) in the case of the Servicer, to John Deere Capital Corporation, 1 East First Street, Suite 600, Reno, Nevada 89501, Attention: Manager (702-786-5527), with a copy to Assistant Treasurer, Deere & Company, One John Deere Place, Moline, Illinois 61265-8098 (309-765-5697), (c) in the case of the Issuing Entity or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (d) in the case of the Indenture Trustee, at the Corporate Trust Office, (e) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, and (f) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 10.04 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer.

         SECTION 10.05 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Servicer, the Issuing Entity, the Owner Trustee, the Certificateholder, the Indenture Trustee and the Noteholders and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 10.06 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 10.07 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 10.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 10.09 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 10.10 Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuing Entity to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuing Entity in, to and under the Receivables and/or the assignment of any or all of the Issuing Entity's rights and obligations hereunder to the Indenture Trustee.

         SECTION 10.11 Nonpetition Covenants.

         (a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuing Entity, acquiesce, petition or otherwise invoke or cause the Issuing Entity to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuing Entity under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuing Entity.

         (b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date which is one year and one day after there has been paid in full all debt issued by any securitization vehicle in respect of which the Seller holds any interest, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

         SECTION 10.12 Limitation of Liability of Owner Trustee and Indenture Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall U.S. Bank Trust National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Bank of New York not in its individual capacity but solely as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

         SECTION 10.13 Additional Securities. The issuance of any securities by John Deere Receivables, Inc., other than the Notes and the Certificate, will require satisfaction of the Rating Agency Condition.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                               JOHN DEERE OWNER TRUST 2006

                               By:  U.S. Bank Trust National Association,
                                    not in its individual capacity but solely
                                    as Owner Trustee on behalf of the Trust,


                               By:  /s/ Melissa A. Rosal
                                    --------------------------------------------
                                    Name:  Melissa A. Rosal
                                    Title: Vice President


                               JOHN DEERE RECEIVABLES, INC.,
                               Seller,


                               By:  /s/ Katrin Watkins
                                    --------------------------------------------
                                    Name:  Katrin Watkins
                                    Title: Assistant Secretary


                               JOHN DEERE CAPITAL CORPORATION,
                               Servicer,


                               By:  /s/ Thomas C. Spitzfaden
                                    --------------------------------------------
                                    Name:  Thomas C. Spitzfaden
                                    Title: Assistant Treasurer

Acknowledged, Accepted and Agreed:

The Bank of New York,
  not in its individual
  capacity but solely
  as Indenture Trustee,


By:  /s/ Suhrita Das
    ---------------------------------------
    Name:  Suhrita Das
    Title: Assistant Vice President



Acknowledged, Accepted and Agreed:

U.S. Bank Trust National Association,
  not in its individual
  capacity but solely
  as Owner Trustee,


By:  /s/ Melissa A. Rosal
    ---------------------------------------
    Name:  Melissa A. Rosal
    Title: Vice President

                                                                      SCHEDULE A



                             Schedule of Receivables

                     (Delivered to the Trust at the Closing)

                                                                      SCHEDULE B



                          Location of Receivable Files


                                    Suite 600


                               1 East First Street


                               Reno, Nevada 89501

                                                                      SCHEDULE C


                                                 LIST OF FISCAL MONTHS

                                      FISCAL MONTH CUTOFF DATES (BY FISCAL YEAR)





----------------------------------------------------------------------------------------------------------------------------------
Fiscal    Calendar        2006          2007          2008          2009        2010        2011         2012          2013
Month      Month
  1       November         --        26-Nov-06     25-Nov-07     30-Nov-08   29-Nov-09    28-Nov-10    27-Nov-11     25-Nov-12
----------------------------------------------------------------------------------------------------------------------------------
  2       December         --        24-Dec-06     23-Dec-07     28-Dec-08   27-Dec-09    26-Dec-10    25-Dec-11     23-Dec-12
----------------------------------------------------------------------------------------------------------------------------------
  3       January          --        28-Jan-07     27-Jan-08     01-Feb-09   31-Jan-10    30-Jan-11    29-Jan-12     27-Jan-13
----------------------------------------------------------------------------------------------------------------------------------
  4       February         --        25-Feb-07     24-Feb-08     01-Mar-09   28-Feb-10    27-Feb-11    26-Feb-12     24-Feb-13
----------------------------------------------------------------------------------------------------------------------------------
  5        March           --        25-Mar-07     23-Mar-08     29-Mar-09   28-Mar-10    27-Mar-11    25-Mar-12     24-Mar-13
----------------------------------------------------------------------------------------------------------------------------------
  6        April           --        29-Apr-07     27-Apr-08     03-May-09   02-May-10    01-May-11    29-Apr-12     28-Apr-13
----------------------------------------------------------------------------------------------------------------------------------
  7         May            --        27-May-07     25-May-08     31-May-09   30-May-10    29-May-11    27-May-12     26-May-13
----------------------------------------------------------------------------------------------------------------------------------
  8         June       25-Jun-06     24-Jun-07     22-Jun-08     28-Jun-09   27-Jun-10    26-Jun-11    24-Jun-12     23-Jun-13
----------------------------------------------------------------------------------------------------------------------------------
  9         July       30-Jul-06     29-Jul-07     27-Jul-08     02-Aug-09   01-Aug-10    31-Jul-11    29-Jul-12     28-Jul-13
----------------------------------------------------------------------------------------------------------------------------------
  10       August      27-Aug-06     26-Aug-07     24-Aug-08     30-Aug-09   29-Aug-10    28-Aug-11    26-Aug-12     25-Aug-13
----------------------------------------------------------------------------------------------------------------------------------
  11     September     24-Sep-06     23-Sep-07     28-Sep-08     27-Sep-09   26-Sep-10    25-Sep-11    23-Sep-12     22-Sep-13
----------------------------------------------------------------------------------------------------------------------------------
  12      October      31-Oct-06     31-Oct-07     31-Oct-08     31-Oct-09   31-Oct-10    31-Oct-11    31-Oct-12     27-Oct-13
----------------------------------------------------------------------------------------------------------------------------------

                                                                      SCHEDULE D



                             Servicer's Certificate

         The undersigned hereby certify that (i) they are, respectively, a duly elected Vice President and Assistant Secretary of John Deere Capital Corporation and (ii) this Servicing Certificate complies with the requirements of, and is being delivered pursuant to, Section 4.09 of the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of June 15, 2006 between John Deere Owner Trust 2006, John Deere Receivables, Inc. and John Deere Capital Corporation.

Dated:                            ---------------------------------------
                                  Name:
                                  Title:  Vice President


                                  ---------------------------------------
                                  Name:
                                  Title:  Assistant Secretary

Payment Date:
             --------------------------------

a.       Servicing Fee:
b.       Administration Fee:
c.       Total Distribution Amount:
d.       Accrued and unpaid interest on each Class of Notes:
e.       Note Monthly Principal Distributable Amount:
f. Deposit to Reserve Account from Collection Account to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance:
g.       Deposit of Excess to Reserve Account from Collection Account:
h.       Specified Reserve Account Balance (before any distributions of excess):
i. Reserve Account Balance over the Specified Reserve Account Balance (before any distributions of excess):
j.       Excess Reserve Account Balance distributable to Seller (5.05(b)(i) or
         (ii))
k.       Certificate Monthly Principal Distributable Amount:
l. Amount to be withdrawn from the Reserve Account and deposited into the Note Distribution Account
         (5.05(c)):
         Interest amount included in above figure:
         Principal amount included in above figure:
m. (a) Pool Balance as of the close of business on the last day of the related Collection Period:
         (b) Note Value at the end of the related Collection Period:
         (c) Number of Accounts at the end of the related Collection Period:
n.       Outstanding Principal Balance of Class A-1 Notes:
         Outstanding Principal Balance of Class A-2 Notes:
         Outstanding Principal Balance of Class A-3 Notes:
         Outstanding Principal Balance of Class A-4 Notes:
         Outstanding Principal Balance of the Certificate:
o.       Aggregate amount of Purchased Receivables for related Collection
         Period:
p.       Reserve Account Balance after giving effect to all distributions:
q. Specified Reserve Account Balance (after all distributions and adjustments):

                              Officer's Certificate

         The undersigned hereby certify that (i) they are, respectively, a duly elected Vice President and Assistant Secretary of John Deere Capital Corporation, (ii) Schedule E hereto complies with the requirements of, and is being delivered pursuant to, Section 5.06(a) of the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of June 15, 2006 between John Deere Owner Trust 2006, John Deere Receivables, Inc. and John Deere Capital Corporation, (iii) Schedule F hereto complies with the requirements of, and is delivered pursuant to, Section 5.06(a) of the Sale and Servicing Agreement, and
(iv) Schedule G hereto complies with the requirements of, and is being delivered pursuant to, Section 5.04(b) of the Sale and Servicing Agreement.

Dated:                            ---------------------------------------
                                  Name:
                                  Title:  Vice President


                                  ---------------------------------------
                                  Name:
                                  Title:  Assistant Secretary

                                                                      SCHEDULE E


Statement to Certificateholder
pursuant to Section 5.06(a)

Payment Date:
              ----------------------------------

(1)      Amount of principal being paid or distributed:

         (a)   Class A-1 Notes:
               per $1,000 original principal amount:

         (b)   Class A-2 Notes:
               per $1,000 original principal amount:

         (c)   Class A-3 Notes:
               per $1,000 original principal amount:

         (d)   Class A-4 Notes:
               per $1,000 original principal amount:

         (e)   Certificate:
               per $1,000 original principal amount:

         (f)   Total:

(2)      (a)   Amount of interest being paid or distributed:

               (i)    Class A-1 Notes:
                      per $1,000 original principal amount:

               (ii)   Class A-2 Notes:
                      per $1,000 original principal amount:

               (iii)  Class A-3 Notes:
                      per $1,000 original principal amount:

               (iv)   Class A-4 Notes:
                      per $1,000 original principal amount:

               (v)    Total:

(3)      (a)   Pool Balance at end of related Collection Period:

         (b)   Note Value at end of related Collection Period:

         (c)   Pool Face Amount at the end of related Collection Period:

(4)      After giving effect to distributions on this Payment Date:

         (a)   (i)    Outstanding principal amount of
                      Class A-1 Notes:

               (i)    Outstanding principal amount of Class A-2 Notes:

               (iii)  Outstanding principal amount of Class A-3 Notes:

               (iv)   Outstanding principal amount of Class A-4 Notes:

         (b)   Certificate Balance:

(5)      Amount of Servicing Fee:
         per $1,000 original principal amount of Notes and Certificate:

(6)      Amount of Administration Fee:

(7)      Aggregate Purchase Amounts for Collection Period:

(8)      (i)   Amount in Reserve Account:

         (ii)  Specified Reserve Account Balance:

(9)      (i)   Scheduled Payments of Receivables 60 days or more past due:

         (ii) Scheduled Payments of Receivables 60 days or more past due as a percent of the Pool Balance, at the end of the related Collection
         Period:

(10)     (i)   Face Amount of Receivables 60 days or more past due:

         (ii) Face Amount of Receivables 60 days or more past due as a percent of the Pool Face Amount at the end of the related Collection
               Period:

         (iii) Face Amount of Receivables 60 days or more pas due as a percent of the Pool Balance at the end of the related Collection Period:

         (iv) Rolling three month 60 days or more past due as a percent of Pool Balance (Average Delinquency Ration):

(11)     (i)   Aggregate amount of net losses for the collection period:

         (ii)  Cumulative amount of net losses:

         (iii) Cumulative net losses as a percent of initial Pool Balance (Cumulative Net Loss Ratio):

(12)     If the Payment Date is in June 2008 or December 2008:

         (i)   Average Delinquency Ratio Test is met:       Yes      No

         (ii)  Cumulative Net Loss Ratio Test is met:       Yes      No

         (iii) Specified Reserve Reduction Trigger is met:  Yes      No

         (iv) Reserve Account reduction as a result of Specified Reserve Reduction Trigger:

                                                                      SCHEDULE F


Statement for Noteholders
pursuant to Section 5.06(a)

Payment Date:
              ----------------------------------

(1)      Amount of principal being paid on Notes:

         (a)  Class A-1 Notes:
              per $1,000 original principal amount:

         (b)  Class A-2 Notes:
              per $1,000 original principal amount:

         (c)  Class A-3 Notes:
              per $1,000 original principal amount:

         (d)  Class A-4 Notes:
              per $1,000 original principal amount:

         (e)  Total:

(2)      (a)  Amount of interest being paid on Notes:

              (i)   Class A-1 Notes:
                    per $1,000 original principal amount:

              (ii)  Class A-2 Notes:
                    per $1,000 original principal amount:

              (iii) Class A-3 Notes:
                    per $1,000 original principal amount:

              (iv)  Class A-4 Notes:
                    per $1,000 original principal amount:

              (v)   Total:

(3)      (a)  Pool Balance at end of related Collection Period:

         (b)  Note Value at end of related Collection Period:

         (c)  Pool Face Amount at the end of related Collection Period:

(4)      After giving effect to distributions on this Payment Date:

         (a)  (i)   Outstanding principal amount of
                    Class A-1 Notes:

              (i)   Outstanding principal amount of Class A-2 Notes:

              (iii) Outstanding principal amount of Class A-3 Notes:

              (iv)  Outstanding principal amount of Class A-4 Notes:

         (b)  Certificate Balance:

(5)      Amount of Servicing Fee:
         per $1,000 original principal amount of Notes and Certificate:

(6)      Amount of Administration Fee:

(7)      Aggregate Purchase Amounts for Collection Period:

(8)      (i)   Amount in Reserve Account:

         (ii)  Specified Reserve Account Balance:

(9)      (i)   Scheduled Payments of Receivables 60 days or more past due:

         (ii) Scheduled Payments of Receivables 60 days or more past due as a percent of the Pool Balance, at the end of the related Collection
         Period:

(10)     (i)   Face Amount of Receivables 60 days or more past due:

         (ii) Face Amount of Receivables 60 days or more past due as a percent of the Pool Face Amount at the end of the related Collection
               Period:

         (iii) Face Amount of Receivables 60 days or more pas due as a percent of the Pool Balance at the end of the related Collection Period:

         (iv) Rolling three month 60 days or more past due as a percent of Pool Balance (Average Delinquency Ration):

(11)     (i)   Aggregate amount of net losses for the collection period:

         (ii)  Cumulative amount of net losses:

         (iii) Cumulative net losses as a percent of initial Pool Balance (Cumulative Net Loss Ratio):

(12)     If the Payment Date is in June 2008 or December 2008:

         (i)   Average Delinquency Ratio Test is met:        Yes      No

         (ii)  Cumulative Net Loss Ratio Test is met:        Yes      No

         (iii) Specified Reserve Reduction Trigger is met:   Yes      No

         (iv) Reserve Account reduction as a result of Specified Reserve Reduction Trigger:

                                                                      SCHEDULE G


Instructions to the Trustee for payments and deposits pursuant to Section 5.04
(b) of the Sale and Servicing Agreement:

         Payment Date:  ____________________

(i) Payment of Servicing Fee (including any previously unpaid Servicing Fees) to Servicer: ____________________

(ii)     Payment of Administration Fee to Administrator:  ____________________

(iii) Accrued and unpaid interest on the Notes for such Payment Date: ____________________

(iv) Note Monthly Principal Distributable Amount to be deposited into Note Distribution Account: ____________________

(v) Deposit to Reserve Account to increase the amounts on deposit in the Reserve Account to the Specified Reserve Account Balance: ____________

(vi) Certificate Monthly Principal Distributable Amount to be deposited into Certificate Distribution Account: ____________________

(vii)    Deposit to Reserve Account:  ____________________